UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 6, 2006


                           Network  Installation  Corporation
             --------------------------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)


                Nevada                   000-25499                88-0390360
  ----------------------------     ------------------------     ---------------
     (State  or  other jurisdiction     (Commission File        (IRS Employer of
            incorporation)                  Number)          Identification No.)



              15235  Alton  Parkway,  Ste  200,  Irvine,  CA         92618
            -------------------------------------------------     -----------
           (Address  of  principal  executive  offices)           (Zip  Code)

                                (949)  753-7551
                             ----------------------
                         (Registrant's  telephone  number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written  communications  pursuant  to  Rule  425  under the Securities Act
      (17  CFR  230.425)
[  ]  Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange Act
      (17  CFR  240.14a-12)
[  ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
      Exchange  Act  (17  CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On January 6, 2006, we entered into a Rescission and Settlement Agreement with Robert Rivera, Sherry Perry Rivera and Spectrum Communications Cabling Services, Inc. for the purpose of rescinding our acquisition of Spectrum Communications Cabling Services. Pursuant to the Rescission Agreement, Spectrum will return 18,567,639 shares of Network Installation common stock and a promissory note for $1.5 million in exchange for 100% of the outstanding shares of Spectrum.

     The description of the transaction contained herein is qualified in its entirety by reference to the Rescission and Settlement Agreement filed as
Exhibit  10.1  to  this  report  and  incorporated  herein  by  reference.



ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On January 6, 2006, our Board accepted the resignations of William G. Sullivan and Kurt F. Jensen as members of our Board of Directors.

     This report may contain forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibit  No.         Description

   10.1 Rescission and Settlement Agreement among the Company and Robert Rivera, Sherry Perry Rivera and Spectrum Communications Cabling Services, Inc.

   17.1        Resignation  Letter  of  William  G.  Sullivan

   17.2        Resignation  Letter  of  Kurt  F.  Jensen



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          Network  Installation  Corporation
          ----------------------------------
                     Registrant


Date:  January  6,  2006     By:  /s/  Jeffrey  R.  Hultman
                                  --------------------------------
                                  Jeffrey  R.  Hultman
                                  Chief  Executive  Officer